Lehman Brothers
2006 CEO Energy/Power Conference
Lehman Brothers
2006 CEO Energy/Power Conference
Investor & Public
Relations:
John Sousa, Vice President Hillarie
Forister,
Senior Analyst (713) 507-6466 ir@dynegy.com
September 6, 2006
New York City
Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to
Dynegy’s 2006 financial estimates, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.  Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2005 Form 10-K, as amended, and Second Quarter 2006
Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-
looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition,
Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA.  Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.  However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure.  Free cash flow can be reconciled to operating cash flow using the following calculation:  Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow. We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations.  Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

2006 ACCOMPLISHMENTS TO DATE
2006 ACCOMPLISHMENTS TO DATE
Terminated Sterlington tolling contract, eliminating approximately $745 MM in future capacity payments
Completed Rocky Road-West Coast Power asset exchange
Announced Rockingham asset sale for $195 MM to Duke Energy subsidiary
Announced agreement with state of Illinois to reduce mercury and other emissions to create one of the cleanest-burning coal fleets in Illinois and U.S.
Completed comprehensive liability management plan
Continued focus on operating, commercializing
and running the business well

LIABILITY MANAGEMENT ACTIVITIES
LIABILITY MANAGEMENT ACTIVITIES
Refinanced credit agreement: $400 MM Revolving Credit Facility, resulting in return of $335 MM cash posted as collateral
Repurchased $1.7 B Second Priority Notes, eliminating related restrictive covenants and liens
Issued $750 MM Senior Unsecured Notes due 2016 under an “investment grade” covenant package
Redeemed all $225 MM Convertible Subordinated Debentures
Refinanced credit agreement: Upsized Revolving Credit Facility to $470 MM and added $200 MM funded Letter of Credit Facility
Redeemed $400 MM Series C Convertible Preferred Stock at par
Called remaining $74 MM outstanding Second Priority Notes due 2008 at 103%, eliminating our highest coupon debt
Exchanged $419 MM face value Sithe sub debt for $297 MM DHI senior unsecured notes
More than $2.3 B reduction in debt and
tolling obligations since 4Q 2005

DEBT AND OTHER OBLIGATIONS CHART –
SEPTEMBER 30, 2002 ($ in MM)
DEBT AND OTHER OBLIGATIONS CHART –
SEPTEMBER 30, 2002 ($ in MM)
Dynegy Inc..
Dynegy Power Corp.
Riverside
(3)
$190
Ren./Rolling Hills Cr. Fac. $200
CoGen Lyondell Cr. Facility $170
Heard Credit Facility $27
Dynegy Holdings Inc.
$900 MM Credit Facility
(2)
$0
$400 MM Credit Facility $0
$40 MM Canadian Cr. Facility $0
Sr. Notes/Debentures $2,000
Subordinated Debentures $200
Secured
Key
Unsecured
(1) Guaranteed by DHI on a senior unsecured basis.
(2) Excludes $1,028 MM letters of credit as of 9/30/02.
(3) Lease termination payment of $190 MM.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease. DHI has guaranteed the lease payments on a senior unsecured basis. Amount reflects PV (10%) of future lease payments as of 9/30/02.
(5) Balance outstanding is presented net of $35 MM Illinois Power preferred stock held by Illinova.
Total: $9.0 B
Dynegy Global Comm.
Polaris Cr. Facility
(1)
$360
CVX Convertible Preferred   $1,500
Illinois Power
Mortgage Bonds $1,085
TFNs $540
Tilton Lease $81
$300 MM Cr. Facility $300
Preferred Stock
(5)
$11
Illinova
Senior Notes $100
Dynegy Midwest Gen.
Black Thunder CF      $777
DMT Holdings
Alpha Cr. Facility       $215
Central Hudson
(4)
$954

DEBT AND OTHER OBLIGATIONS CHART –
CURRENT ($ in MM)
DEBT AND OTHER OBLIGATIONS CHART –
CURRENT ($ in MM)
Total: $4.2 B
(1) Represents drawn amounts under the revolver as of 8/4/06.
(2) Proceeds from this facility have been drawn and fully collateralize the issuance of letters of credit.
(3) Expected to be repaid with the proceeds from the assumed closing of the Rockingham asset sale in 4Q 2006.
(4) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease. DHI has guaranteed the lease payments on a senior unsecured basis. Amount reflects PV (10%) of future lease payments as of 6/30/06.
Dynegy Power Corp.
Dynegy Holdings Inc.
Revolver (1)                                                $0
Synthetic LC Facility (2)              $200
Term Loan (3)                                      $150
Second Secured Notes           $11
Dynegy Inc.
Sithe Energies
Senior Debentures   $447
Central Hudson (4) $792
Secured
Key
Sec. Non-Recourse
Unsecured
Sr. Unsec. Notes/Deben.    $2.397
Subordinated Debentures    $200
Deleveraging the
Balance Sheet
+
Greater Financial
Flexibility
=
Increased Value to
Common Stockholders

Additions:
$1,047 MM Unsec. Sr. Notes at 8.375%
due 2016
$200 MM Term LC at Net ~2.0%
$470 MM Revolver (Undrawn) at .5%
$150 MM Term Loan at LIBOR + 1.75%
Lower Interest Expense/
Series C Dividend
UPSIDE POTENTIAL IN 2007
UPSIDE POTENTIAL IN 2007
CoGen Lyondell
Contract
Commodity
Price Performance
Reductions:
$225 MM SPNs at LIBOR + 6.5%
$614 MM SPNs at 9.875%
$900 MM SPNs at 10.125%
$225 MM Conv. Debentures at 4.75%
$400 MM Series C Conv. Pref. at 5.5%
$419 MM Sithe Sub Debt at 7.0% (1)
$23 MM Senior Notes due 2006 at 7.45%
New contract begins 2007 on more favorable terms
Incremental $40-55 MM operating income expected
Natural gas prices set the marginal price of electricity in most markets
Higher commodity prices expected in 2007 compared to 2006
2007 natural gas strip at $9.60/MMBtu as of August 29
AmerenIP
Contract
Current contract expires year-end 2006
Continued focus on development of strategy for and capturing value from Midwest fleet
(1)  Reflects exchange on 7/24/06 of $419 MM Sithe subordinated debt maturing in 2015 and thereafter for $297 MM senior unsecured notes due 2016.

TODAY’S FOCUS . . .
TODAY’S FOCUS . . .
Operate
Well
Operate
Well
Commercialize
Well
Commercialize
Well
Run the
Business
Well
Run the
Business
Well
F I N A N C I A L    F L E X I B I L I T Y    F O R    G R O W T
F I N A N C I A L    F L E X I B I L I T Y    F O R    G R O W T
H
H
R E S T R U C T U R I N G  /  D E L E V E R A G I N G
R E S T R U C T U R I N G  /  D E L E V E R A G I N G
Safety and efficiency
Operational readiness
In-market availability
Diversified approach to placing
production into market
Combination of mid-term and
day-ahead sales
Forward sales when
opportunities arise to capture
higher realized prices
No “embedded” collateral
requirements
Manage costs, collateral and
capital
Maintain strong liquidity
Achieve debt and interest
expense reductions
Strengthen financial flexibility
and stability
. . . TOMORROW’S OPPORTUNITIES
. . . TOMORROW’S OPPORTUNITIES

Appendix

POWER GENERATION PORTFOLIO
POWER GENERATION PORTFOLIO
Diversified assets
33% baseload, 18% intermediate,
49% peaking
30% coal/oil, 17% dual fuel,
53% gas
Coal plants perform in
current high gas price
environment
Gas plants present upside
for future
Predictable maintenance capital
Scaleable systems with multi-fuel
logistical expertise
(1)  Dynegy has entered into an agreement to sell the 900-MW Rockingham facility in North Carolina, the closing of which is expected in 4Q 2006.
FRCC FRCC
SPP SPP
MAIN MAIN
ERCOT ERCOT
WECC WECC
SERC SERC
Midwest
3,452 MW Coal/Oil
4,099 MW Gas
South
1,566 MW Gas
900 MW Gas/Oil
(1)
Northeast
1,340 MW Gas/Oil
371 MW Coal
1,092 MW Gas
U.S. PORTFOLIO
12,820 net MW

$0
$30
$60
$90
J F M A M J J A S O N D
COMMODITY PRICING
COMMODITY PRICING
($/MWh)
2005 Actual 2006 Actual/Forward as of 7/11/06 (1) 2006 Actual/Forward as of 8/29/06 (2)
Cin Hub/Cinergy
2005A:  $63.65
2006A/F (Aug):  $54.48
2006A/F (July):  $50.39
(1) Pricing as of 7/11/06, which was the basis for estimates as presented 8/09/06. Prices reflect actual day ahead on-peak settlement prices for
Jan. – July 11 and quoted forward on-peak monthly prices for July 12 – Dec. 2006.
(2) Pricing as of 8/29/06. Prices reflect actual day ahead on-peak settlement prices for Jan. – Aug. 29 and quoted forward on-peak monthly prices for Aug. 30 – Dec. 2006.
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
New York Zone G
2005A:  $92.39
2006A/F (Aug):  $82.23
2006A/F (July):  $76.88
$0
$25
$50
$75
$100
$125
J F M A M J J A S O N D
ERCOT
2005A:  $79.89
2006A/F (Aug):  $70.22
2006A/F (July):  $65.33
($/MWh)
$0
$5
$10
$15
J F M A M J J A S O N D
($/MMBtu)
Natural Gas
2005A:  $8.80
2006A/F (Aug):  $7.43
2006A/F (July):  $6.93
($/MWh)

2006 CASH FLOW ESTIMATES: GAAP BASIS
2006 CASH FLOW ESTIMATES: GAAP BASIS
GEN includes approximately $95 MM cash interest for Sithe debt
Other primarily includes G&A costs of approximately $130-140 MM and cash interest payments of approximately $335 MM
Proceeds from asset sales and acquisitions, net consists primarily of sale of Rockingham (expected
4Q 2006), WCP and a gas turbine
As Presented August 9, 2006; Based on Price Curves as of July 11, 2006
($ in millions)         GEN             CRM         OTHER 2006 Total
GAAP OCF $ 520-585 $ (420) $ (430-420) $ (330-255)
GAAP ICF
Capex - Maintenance (165)                -                  (5)                    (170)
Capex - Development (5)                    -                  -                  (5)
Proceeds from Asset Sales and Acquisitions, Net 370                 -                  -                  370
Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  335                 335
Cash Collateral Posted for April 2006 LC Facility -                  -                  (200)                (200)
Free Cash Flow $ 0-75
Add Back: Capex - Development 5                      -                  -                  5
Add Back: Sterlington Toll Settlement Payment -                  370                 -                  370
Add Back: Cash Collateral Posted for April 2006 LC Facility -                  -                  200                 200
Less: Proceeds from Asset Sales and Acquisitions, Net (370)                -                  -                  (370)
Less: Return of Cash Collateral Posted for Oct. 2005 LC Facility -                  -                  (335)                (335)
Add Back/Less:  Legal Settlements -                  35                   (20)                  15
Free Cash Flow - Core Business $ (115-40)
Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of July 11, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Core business represents continuing operating results, excluding significant items.

2006 EARNINGS ESTIMATES: GAAP BASIS
2006 EARNINGS ESTIMATES: GAAP BASIS
Other primarily includes G&A costs of approximately $130-140 MM, offset by approximately $30 MM net interest and other income
Interest expense of $630 MM reflects savings from recent debt reduction, more than offset by $245 MM in premiums and costs related to liability management activities and $35 MM accelerated deferred financing costs; also includes $35 MM charge for Sithe debt exchange to be recorded 3Q 2006
Preferred dividend reduced following redemption of Series C; will be zero beginning in 2007
Note: 2006 estimates are presented on a GAAP basis and are based on quoted forward commodity price curves as of July 11, 2006. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Included in debt conversion costs for income statement purposes.; (2) Included in interest expense for income statement purposes.;
(3) Included as part of G&A in EBITDA calculation for income statement purposes.
As Presented August 9, 2006; Based on Price Curves as of July 11, 2006
($ in millions)       Midwest     Northeast      South       Total GEN             CRM         OTHER 2006 Total
EBITDA Estimates $ 480-510 $ 95-115 $ (5)-5 $ 570-630 $ 5 $ (110-100) $ 465-535
Depreciation (175)               (25)                 (25)                 (225)               -                    (10)                 (235)
Interest (630)
Tax Benefit 149-124
Preferred Dividend (9)
Net Loss Applicable to Common Shareholders - GAAP $ (260-215)
Add Back: Premiums on Liability Management Activities, Pre-Tax
(1)
245
Add Back: Accelerated Deferred Financing Costs, Pre-Tax
(2)
35
Add Back: Sithe Debt Exchange Charge, Pre-Tax
(2)
35
Add Back: Legal and Settlement Charge, Pre-Tax (CRM)
(3)
30
Less: Tax Benefit from Items Above (130)
Net Income (Loss) Applicable to Common Shareholders - Core Business $ (45)-0

DEBT AND LEASE OBLIGATIONS ($ in MM)
DEBT AND LEASE OBLIGATIONS ($ in MM)
Net decrease in debt from 12/31/05 to 6/30/06
reflects the following:
$1.7 B repayment of SPNs
$225 MM repayment of convertible subordinated
debentures
$400 MM redemption of Series C preferred, offset by
$200 MM addition of term credit facility due 2012
$750 MM addition of senior unsecured notes due
2016
$150 MM addition of term loan
12/31/03 12/31/04 12/31/05 6/30/06 Pro Forma
Secured Obligations 4,087 $         2,536 $         1,749 $       435 $          361 $
Secured Non-Recourse Obligations -               -               885             866             447
Unsecured Obligations 2,891           2,587           2,583          3,115          3,389
Preferred 411              400              400             -              -
Total Obligations 7,389 $         5,523 $         5,617 $       4,416 $       4,197 $
Cash on Hand 477 $           628 $           1,549 $       358 $
Note:  Debt includes par value debt obligations and obligations for Central Hudson.  Pro forma debt: (1) reflects repayment of $23 MM remaining senior notes due 7/15/06; (2) reflects redemption of $74 MM remaining SPNs due 2008 pursuant to a tender offer completed as of 7/17/06; (3) excludes $470
MM revolving credit facility due 2009 as it is currently undrawn; and (4) reflects exchange on 7/24/06 of $419 MM Sithe subordinated debt maturing in
2015 and thereafter for $297 MM senior unsecured notes due 2016.
12/31/03 12/31/04
$7,389
$5,523
12/31/05
$5,617
6/30/06
Pro
Forma
$4,416
$4,197

DEBT MATURITY PROFILE ($ in MM)
DEBT MATURITY PROFILE ($ in MM)
$192
$40
$118
$57
$0
$1,709
$73
$568
$10
$775
$82
6/30/06: $3.6 B
Note: Annual maturities reflect par value debt obligations, excluding Central Hudson lease payments.  2006 includes $150 MM term loan, which is expected to be repaid following receipt of proceeds from the sale of Rockingham in 4Q 2006.  Actual term loan maturity date is the earlier of (a) five business days after the completion of the Rockingham sale or (b) 1/31/12. Pro forma debt (1) reflects repayment of $23 MM remaining senior notes due 7/15/06; (2) reflects redemption of $74 MM remaining SPNs due 2008 pursuant to a tender offer completed as of 7/17/06; (3) excludes $470 MM revolving credit facility due 2009 as it is currently undrawn; and (4) reflects exchange on 7/24/06 of $419 MM Sithe subordinated debt maturing in 2015 and thereafter for $297 MM senior unsecured notes due 2016.
2006 2007 2008 2009 2010 2011
2012
2013 2014 2015 2016+
$169
$40
$44
$57
$0
$1,597
$73
$568
$0
$775
$82
2006 2007 2008 2009 2010 2011 2012
2013 2014 2015 2016+
Pro forma: $3.4 B

COLLATERAL POSTED ($ in MM)
COLLATERAL POSTED ($ in MM)
Collateral reduced from year-end 2005
Decrease in generation business collateral due to decreased prices, hedge roll-offs and West Coast Power sale completion
CRM decrease also due to price changes
$0
$100
$200
$300
$400
$500
$600
6/05 9/05
12/31/05 6/30/06 8/4/06
CRM 91 $         56 $         65 $
GEN 280          167          221
NGL -           -           -
Other 10            8             8
Total 381 $       231 $       294 $
Cash 122 $       55 $         59 $
LCs 259          176          235
Total 381 $       231 $       294 $
12/05 3/06 6/06

LIQUIDITY ($ in MM)
LIQUIDITY ($ in MM)
Decrease in cash on hand from 3/31/06 primarily due to liability management activities and repayment of debt obligations, offset by receipt of proceeds from issuance of new unsecured notes and equity offering
Liquidity figure above excludes $55 MM cash collateral posted as of 6/30/06
Cash Availability
6/30/05
$765
$580
$1,620
9/30/05 12/31/05 3/31/06
$1,913
6/30/06
$846

DYNEGY GENERATION FACILITIES
DYNEGY GENERATION FACILITIES
Net Primary Dispatch    Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
MIDWEST
Baldwin Baldwin, IL 1,806 Coal Baseload MAIN (Midwest) SERC (MISO)
Havana
Units 1-5 Havana, IL 242 Oil Peaking MAIN (Midwest) SERC (MISO)
Unit 6 Havana, IL 448 Coal Baseload MAIN (Midwest) SERC (MISO)
Hennepin Hennepin, IL 301 Coal Baseload MAIN (Midwest) SERC (MISO)
Oglesby Oglesby, IL 63 Gas Peaking MAIN (Midwest) SERC (MISO)
Stallings Stallings, IL 89 Gas Peaking MAIN (Midwest) SERC (MISO)
Tilton Tilton, IL 188 Gas Peaking MAIN (Midwest) SERC (MISO)
Vermilion Oakwood, IL 194 Coal/Gas/Oil Baseload/Peaking MAIN (Midwest) SERC (MISO)
Wood River
Units 1-3 Alton, IL 133 Gas Peaking MAIN (Midwest) SERC (MISO)
Units 4-5 Alton, IL 461 Coal Baseload MAIN (Midwest) SERC (MISO)
Rocky Road East Dundee, IL 364 Gas Peaking MAIN (Midwest) RFC (PJM)
Riverside/Foothills Louisa, KY 940 Gas Peaking ECAR (Midwest) RFC (PJM)
Rolling Hills Wilkesville, OH 970 Gas Peaking ECAR (Midwest) RFC (PJM)
Renaissance Carson City, MI 776 Gas Peaking ECAR (Midwest) RFC (MISO)
Bluegrass Oldham Cty, KY 576 Gas Peaking ECAR (Midwest) RFC (MISO)
Midwest Combined 7,551
NORTHEAST
Independence Scriba, NY 1,092 Gas Intermediate NPCC (Northeast) NPCC (NYISO)
Roseton
(
4
)
Newburgh, NY 1,210 Gas/Oil Intermediate NPCC (Northeast) NPCC (NYISO)
Danskammer
Units 1-2 Newburgh, NY 130 Gas/Oil Peaking NPCC (Northeast) NPCC (NYISO)
Units 3-4
(
4
)
Newburgh, NY 371 Coal/Gas/Oil Baseload NPCC (Northeast) NPCC (NYISO)
Northeast Combined 2,803

DYNEGY GENERATION FACILITIES
(CONTINUED)
DYNEGY GENERATION FACILITIES
(CONTINUED)
Net Primary Dispatch    Previous New NERC
Region/Facility
(1)
Location Capacity
(2)
Fuel Type Type NERC Region Region (ISO)
(3)
SOUTH
Calcasieu Sulphur, LA 347 Gas Peaking SERC (Southeast) SERC
Heard County Heard Cty, GA 566 Gas Peaking SERC (Southeast) SERC
Rockingham
(5)
Rockingham Cty, NC 900 Gas/Oil Peaking SERC (Southeast) SERC
Black Mountain
(
6
)
Las Vegas, NV 43 Gas Baseload WECC (West) WECC
Cogen Lyondell Houston, TX 610 Gas Baseload ERCOT (Texas) ERCOT (ISO)
South Combined 2,466
TOTAL DYNEGY GENERATION 12,820
(5) Dynegy has entered into an agreement to sell the 900-MW Rockingham facility, the closing of which is expected in 4Q 2006.
(6) DYN owns a 50% interest in this facility and the remaining 50% interest is held by Chevron, our significant shareholder.
(3) As of January 1, 2006, the NERC regions of MAIN, MACC and ECAR have merged to become Reliability First Corporation (RFC).
Ameren, the parent company of Illinois Power in whose control area all of our coal-fired units reside (previously part of MAIN), chose not to join RFC and instead chose to join SERC.  The New NERC Regions as listed above reflect this change.
(1) DYN owns 100% of each unit listed except as otherwise indicated.  For each unit in which DYN owns less than a 100% interest, the Total Net Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generating capacity.
(2) Unit capabilities are winter ratings as provided to regional reliability councils.
(4) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility in
2001.  Cash lease payments extend until 2029 and include $60 MM in 2006, $108 MM in 2007, $144 MM in 2008, $141 MM in 2009,
$95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.